Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

dated as of December 9, 2014

among

Memorial Resource Development Corp.,

as Borrower,

Bank of America, N.A.,

as Administrative Agent,

Citibank, N.A.,

as Syndication Agent,

JPMorgan Chase Bank, N.A., BMO Harris Bank, N.A., Comerica Bank,

Credit Agricole Corporate and Investment Bank, Natixis, MUFG Union

Bank, N.A., and Wells Fargo Bank, National Association,

as Co-Documentation Agents

and

the Lenders party hereto

Merrill Lynch, Pierce, Fenner & Smith Incorporated,

Sole Lead Arranger and Sole Bookrunner

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of December 9, 2014 (the “Third Amendment Effective Date”), is among MEMORIAL RESOURCE DEVELOPMENT CORP., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (together with the Borrower, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 18, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to enter into this Third Amendment to amend the Credit Agreement in certain respects including, without limitation, to modify the Restricted Payments negative covenant as set forth herein, to be effective as of the Third Amendment Effective Date.

C. Subject to and upon the terms and conditions set forth herein, the Lenders have agreed to enter this Third Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Third Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Third Amendment” means that certain Third Amendment to Credit Agreement dated as of December 9, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means December 9, 2014.

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2.2 Amended Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, and the Security Instruments.

2.3 Amendments to Section 9.04 of the Credit Agreement. Section 9.04(a) of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (ii) thereof, (b) replacing the “.” at the end of clause (iii) thereof with “; and”, and (c) adding the following new clause (iv) thereto which shall read in full as follows:

(iv) the Borrower may repurchase Equity Interests issued by it; provided that (A) no Default or Event of Default exists or results therefrom, (B) immediately after giving effect to such repurchase, Availability shall not be less than 15% of the total Commitments at such time, (C) the Borrower will be in pro forma compliance with all financial covenants set forth in Section 9.01 immediately after giving effect to such repurchase, (D) the aggregate amount of such Restricted Payments made under this Section 9.04(a)(iv) shall not exceed $50,000,000, and (E) any such repurchase must be made, if at all, on or prior to the first anniversary of the Third Amendment Effective Date.

Section 3. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 2 hereof is subject to the following:

3.1 The Administrative Agent shall have received counterparts of this Third Amendment from the Loan Parties and the Majority Lenders.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date.

3.3 No Default, Event of Default, or Borrowing Base Deficiency shall exist immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof.

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Third Amendment, and such notice shall be conclusive and binding.

Section 4. Representations and Warranties; Etc. Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty

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is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Third Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness.

5.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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5.7 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9 FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Third Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL RESOURCE DEVELOPMENT CORP.,
a Delaware corporation

	By:	/s/ Andrew J. Cozby
	Name:	Andrew J. Cozby
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	MEMORIAL RESOURCE FINANCE CORP.
MRD OPERATING LLC

		By:	Memorial Resource Development Corp.,
its sole member

BETA OPERATING COMPANY, LLC

		By:	Memorial Resource Development Corp.,
its sole member

WILDHORSE RESOURCES, LLC

		By:	Memorial Resource Development Corp.,
its sole member

		By:	/s/ Andrew J. Cozby
		Name:	Andrew J. Cozby
		Title:	Senior Vice President and Chief Financial Officer

CLASSIC HYDROCARBONS GP CO., L.L.C.
CLASSIC HYDROCARBONS HOLDINGS, L.P.

		By:	Classic Hydrocarbons GP Co., L.L.C.,
its general partner

		By:	/s/ Andrew J. Cozby
		Name:	Andrew J. Cozby
		Title:	Vice President, Finance

CLASSIC OPERATING CO. LLC

		By:	Classic Hydrocarbons, Inc.,
its sole member

CLASSIC HYDROCARBONS OPERATING, LLC
CLASSIC HYDROCARBONS, INC.
CRATON ENERGY GP III, LLC
CRATON ENERGY HOLDINGS III, LP

		By:	Craton Energy GP III, LLC,
its general partner

	By:	/s/ Andrew J. Cozby
	Name:	Andrew J. Cozby
	Title:	Treasurer

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

ADMINISTRATIVE AGENT	BANK OF AMERICA, N.A., as Administrative Agent
AND LENDER:

	By:	/s/ Christine Trotter
	Name:	Christine Trotter
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Phillip Ballard
	Name:	Phillip Ballard
	Title:	Vice-President

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	BMO HARRIS BANK, N.A., as a Lender

	By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Jeff Treadway
	Name:	Jeff Treadway
	Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	NATIXIS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	MUFG UNION BANK, N.A., as a Lender

	By:	/s/ Stacy Goldstein
	Name:	Stacy Goldstein
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Shiloh Davila
	Name:	Shiloh Davila
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ING CAPITAL LLC, as a Lender

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

	By:	/s/ Michael Price
	Name:	Michael Price
	Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Tony Alexander
	Name:	Tony Alexander
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Farhan Iqbal
	Name:	Farhan Iqbal
	Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement

Memorial Resource Development Corp.]